UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

PBF Energy Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
PBF ENERGY INC.
2021 Annual Meeting
Vote by May 26, 2021 11:59 PM ET. For shares held in a
Plan, vote by May 24, 2021 11:59 PM ET.
PBF ENERGY INC.
ONE SYLVAN WAY
PARSIPPANY, NJ 07054
You invested in PBF ENERGY INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 27, 2021.
Get informed before you vote
View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.Proxy Vote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and
vote without entering a
control number
Vote Virtually at the Meeting*
May 27, 2021
10:00 AM EDT
Virtually at:
http://www.virtualshareholdermeeting.com/PBF2021
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
1a
Voting Items
1. Election of Directors
Nominees:
Thomas Nimbley
1b. Spencer Abraham
10. Wayne Budd
1d. Karen Davis
1e. S. Eugene Edwards
11. William Hantke
19. Robert Lavinia
1h. Kimberly Lubel
11. George Ogden
2. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the year ended December 31, 2021.
3. An advisory vote on the 2020 compensation of the named executive officers.
NOTE: The transaction of any other business properly brought before the meeting or any adjournment or postponement thereof.
Board Recommends
For
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX
THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder shareholder meeting.. Please follow the instructions on the reverse side to vote these important matters.
SHARE CLASSES REPRESENTED FOR VOTING THE COMPANY NAME INC.—COMMON ASDFGHJKL 123456789.1234
THE COMPANY NAME INC.—CLASS A 123456789.1234
THE COMPANY NAME INC.—CLASS B 123456789.1234
THE COMPANY NAME INC.—CLASS C 123456789.1234
THE COMPANY NAME INC.—CLASS D 123456789.1234
THE COMPANY NAME INC.—CLASS E 123456789.1234
THE COMPANY NAME INC.—CLASS F 123456789.1234
THE COMPANY NAME INC.—401 K 123456789.1234
Board Voting Items Recommends
1. Election of Directors
Nominees:
1a. Thomas Nimbley For
1b. Spencer Abraham For
1c. Wayne Budd For
1d. Karen Davis For
1e. S. Eugene Edwards For
1f. William Hantke For
1g. Robert Lavinia For
1h. Kimberly Lubel For
1i. George Ogden For
2. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the year For ended December 31, 2021.
3. An advisory vote on the 2020 compensation of the named executive officers. For
NOTE: The transaction of any other business properly brought before the meeting or any adjournment or postponement thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
FLASHID-JOB#